SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                  June 24, 2005

                                  ECUITY, INC.
               (Exact Name of Registrant as Specified in Charter)


             Delaware                    0-26709             98-0201259
   (State or other jurisdiction        (Commission          (IRS Employer
         of incorporation)            File Number)       Identification No.)


    800 Bellevue Way NE, Suite 600, Bellevue, WA             98004
      (Address of principal executive offices)             (Zip code)

       Registrant's telephone number, including area code: (253) 284-2935

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

      Effective June 20, 2005, Mr. Andrew Buffmire was appointed as Chief Executive Officer and President of Ecuity, Inc. Prior to joining Ecuity, Mr. Buffmire was acting president of Advanced Logic Systems, Inc. Prior to Advanced Logic Systems, Mr. Buffmire was Vice President of business development for UbiquiTel of Conshohocken, Pennsylvania. He is currently a director of Crown Energy Corporation, a public company headquartered in Salt Lake City, Utah. Mr. Buffmire and Ecuity entered into an employment agreement which has a term of 3 years. The initial base annual salary payable to Buffmire will be One Hundred Eighty Thousand Dollars ($180,000.00) increasing to two hundred twenty five thousand dollars ($225,000) when and if certain objectives are achieved. In addition, Ecuity has agreed to purchase a company under Mr. Buffmire's control for Twenty-Six Million Eight Hundred Thousand (26,800,000) shares of the Company's common stock. Upon the appointment of Mr. Buffmire, Ecuity granted Mr. Buffmire option to purchase 3,400,000 shares of Ecuity common stock at a price of $0.05 per share. Upon the appointment of Mr. Buffmire, Shane Smith and King Cole resigned as Chief Executive Officer and President respectively, of Ecuity effective June 20, 2005 but will continue with the company in capacities yet to be determined.

Item 9.01. Financial Statements and Exhibits.

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibit No. Description


Exhibit             Description                                                               Location
-------             -----------                                                               --------
                    Press Release dated June 20, 2005 announcing Chief Executive Officer
   Exhibit 99.1     appointment                                                               Provided herewith

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 24, 2005                          ECUITY, INC.


                                                By: /s/ King Cole
                                                -----------------
                                                Name:  King Cole
                                                Title: President


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